EXHIBIT 24B

CENTEX DEVELOPMENT COMPANY, L.P.

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Andrew J. Hannigan with full power of substitution in the premises, as the undersigned’s true and lawful agent and attorney-in-fact (the “Attorney-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Real Estate Corporation, which is designated the managing general partner of Centex Homes, general partner of Centex Development Company, L.P. (the “Company”), to execute and file with the Securities and Exchange Commission (the “Commission”) post-effective amendments to each of the Company’s Registration Statements on Form S-8 and Form S-3 (File Nos. 33-55083-02, 333-107701-01, 33-44515-02, 333-28229-02, 333-55717-02, 333-74185-02, 333-86041-02, 333-100682-01, 333-68790-01, 333-103440-01, 333-109869-01, 333-110269-02, 333-49966-02, 333-54722-02, 333-83212-02), pertaining to beneficial interests in 900 warrants (the “CDC Warrants”) to purchase Class B Units of limited partnership interest in the Company, which were filed with the Commission to register that portion of the beneficial interest in the CDC Warrants that corresponded to shares of Centex Corporation (“Centex”) common stock, par value $0.25 per share, to be issued and sold under Centex’s corresponding Registration Statements on Forms S-8 and Form S-3 (File Nos. 33-55083, 333-107701, 33-44515, 333-28229, 333-55717, 333-74185, 333-86041, 333-100682, 333-68790, 333-103440, 333-109869, 333-110269, 333-49966, 333-54722, 333-83212), respectively, together with any and all additional amendments to the Company’s Registration Statements.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of March 2004.

/s/ LAURENCE E. HIRSCH

Laurence E. Hirsch
Director
Centex Real Estate Corporation

EXHIBIT 24B

CENTEX DEVELOPMENT COMPANY, L.P.

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Andrew J. Hannigan with full power of substitution in the premises, as the undersigned’s true and lawful agent and attorney-in-fact (the “Attorney-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Real Estate Corporation, which is designated the managing general partner of Centex Homes, general partner of Centex Development Company, L.P. (the “Company”), to execute and file with the Securities and Exchange Commission (the “Commission”) post-effective amendments to each of the Company’s Registration Statements on Form S-8 and Form S-3 (File Nos. 33-55083-02, 333-107701-01, 33-44515-02, 333-28229-02, 333-55717-02, 333-74185-02, 333-86041-02, 333-100682-01, 333-68790-01, 333-103440-01, 333-109869-01, 333-110269-02, 333-49966-02, 333-54722-02, 333-83212-02), pertaining to beneficial interests in 900 warrants (the “CDC Warrants”) to purchase Class B Units of limited partnership interest in the Company, which were filed with the Commission to register that portion of the beneficial interest in the CDC Warrants that corresponded to shares of Centex Corporation (“Centex”) common stock, par value $0.25 per share, to be issued and sold under Centex’s corresponding Registration Statements on Forms S-8 and Form S-3 (File Nos. 33-55083, 333-107701, 33-44515, 333-28229, 333-55717, 333-74185, 333-86041, 333-100682, 333-68790, 333-103440, 333-109869, 333-110269, 333-49966, 333-54722, 333-83212), respectively, together with any and all additional amendments to the Company’s Registration Statements.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of March 2004.

/s/ TIMOTHY R. ELLER

Timothy R. Eller
Director
Centex Real Estate Corporation